UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

PhotoWorks, Inc.

(Exact name of registrant as specified in its charter)

0-15338

(Commission File Number)

Washington91-0964899

(State or other jurisdiction of incorporation)           (I.R.S. Employer Identification No.)

71 Columbia Street, Seattle, WA 98104

(Address of principal executive offices, with zip code)

206-281-1390

(Registrant's telephone number, including area code)

[Former Name or Former Address, if applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

0225103.08

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2007, the Company issued a press release containing its results of operations for the first quarter of fiscal 2007. The press release is included in this report in Item 9.01.

Item 9.01 Exhibits

99.1. Press release dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhotoWorks, Inc.

Date: February 15, 2007	By: /s/ Bruce Fischer

Bruce Fischer

Chief Financial Officer